                                  EXHIBIT 21

                           CNB FINANCIAL CORPORATION


                 Form 10-K For The Year Ended December 31, 1997

                         Subsidiaries of the Registrant


                                              Jurisdiction of Incorporation
     Name                                           or Organization
     ----                                           ---------------

County National Bank                          National Banking Association